UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 00487

Security Large Cap Value Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Large Cap Value Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

SBLCV-ANN

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the GUGGENHEIM FUNDS annual report | 1

September 30, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Large Cap Value Fund (the “Fund”) for the year ended September 30, 2013.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

October 31, 2013

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This Fund may not be suitable for all investors. • An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. • The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may under perform other segments of the equity market or the equity markets as a whole.

2 | the GUGGENHEIM FUNDS annual report

ECONOMIC AND MARKET OVERVIEW	September 30, 2013

For much of the 12-month period ended September 30, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment.

Volatility rose in the final weeks of the period, however, as markets braced for a government shutdown over a budget impasse and suspected that the U.S. economy is not expanding quickly enough. In addition, confusion clouded the expected start of the end of quantitative easing (QE), speculation over which began rattling investors as far back as May. In refraining from tapering in September, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation.

The pace of job creation in this economic expansion continues to be subpar. Although the unemployment rate mid-year fell to a four and a half year low, its decline was more a function of a declining labor force participation rate than exuberant hiring. Additionally, solid job gains in the private sector over the period were overshadowed by sluggish growth in aggregate earnings, owing to a rising share of part-time employment which puts downward pressure on consumption growth.

Economic data continue to confirm that housing has been the key pillar supporting the ongoing U.S. expansion, generating 50% of growth in the first half of 2013. Concerns about tapering mid-year drove interest rates higher, with mortgage rates rising by over 100 basis points from May through August. This is having a severe impact on housing, even though it may not show up in the economic data until later in the year.

Markets also have had to deal with substantial uncertainty overseas. Fears of a Chinese credit crunch stoked investor anxiety, and measures implemented to address structural problems in China’s economy appear to be temporary rather than long-term solutions. The devaluation of the Japanese yen is putting pressure on all the economies in the region, making the global economy vulnerable to an unexpected economic shock. Europe, meanwhile, is bouncing along a bottom, and the growth outlook, while improving, remains weak.

From a policy standpoint, the Fed appears to be concerned about the impact higher interest rates are having on the economy and the housing sector in particular, and it seems to be guiding long-term rates closer to the rate of inflation to stimulate growth. The Federal Open Market Committee has been very clear that the Fed will not allow interest rates to rise significantly until output and the crucial real estate market have reaccelerated.

For the 12-month period ended September 30, 2013, the return of the Standard & Poor’s 500® Index* (“S&P 500”) was 19.34%. The Barclays U.S. Aggregate Bond Index* returned -1.68% for the period, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.10%. The MSCI World Index* returned 20.23%, while the MSCI Emerging Markets Index* returned 0.98%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

the GUGGENHEIM FUNDS annual report | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2013 and ending September 30, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | the GUGGENHEIM FUNDS annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2013	September 30, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Large Cap Value Fund
A-Class	1.15%	8.50%	$1,000.00	$1,085.00	$6.01
B-Class[4]	0.90%	8.64%	1,000.00	1,086.40	4.71
C-Class	1.90%	8.11%	1,000.00	1,081.10	9.91
Institutional Class[5]	0.89%	4.02%	1,000.00	1,040.20	2.81

Table 2. Based on hypothetical 5% return (before expenses)
Large Cap Value Fund
A-Class	1.15%	5.00%	$1,000.00	$1,019.30	$5.82
B-Class[4]	0.90%	5.00%	1,000.00	1,020.56	4.56
C-Class	1.90%	5.00%	1,000.00	1,015.54	9.60
Institutional Class	0.89%	5.00%	1,000.00	1,020.61	4.51

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2013 to September 30, 2013.
[4]	B-Class shares did not charge 12b-1 fees during the period.
[5]	Since commencement of operations: June 7, 2013. Due to the limited length of Class operations, current expense ratios may not be indicative of future expense ratios.

the GUGGENHEIM FUNDS annual report | 5

MANAGER’S COMMENTARY (Unaudited)	September 30, 2013

To Our Shareholders:

Guggenheim Investments Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by Mark Mitchell, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended September 30, 2013.

For the one year period ended September 30, 2013, the Guggenheim Investments Large Cap Value Fund returned 23.62%1, compared with the 22.30% return of its benchmark, the Russell 1000® Value Index.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped by stock selection in the Consumer Discretionary and Information Technology sectors and an underweight in the Telecommunications Services sector, the only sector in the benchmark with negative performance. The Fund’s holdings in the Consumer Discretionary sector benefited from broad recoveries in both the auto and housing industries.

The largest detractor from performance was stock selection in the Industrials and Consumer Staples sectors, both overweight relative to the benchmark.

The holdings contributing most to portfolio performance over the period were Aetna, Inc., a managed care company that specializes in corporate health plans; Computer Sciences Corporation, which performed strongly in 2012 but weakened in mid-2013 and which was the main contributor to the Information Technology sector performance for the period; and oil giant Exxon Mobil Corporation.

The main detractors were McDermott International, Inc., which missed earnings early in 2013 and guided earnings down for other quarters and is no longer held in the portfolio; The Western Union Company, the money transfer company for consumers; and Coeur Mining, Inc., which underperformed due to the selloff in gold earlier in 2013.

Sector positioning in the Fund is mostly a result of stock selection decisions where the Fund believes it is finding the most attractive valuations or investment opportunities. The largest changes in positioning from a year ago were an increase in the Energy sector exposure and a decrease in the Industrials sector exposure.

Nonetheless, for the period the Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Opportunities appear attractive in investing in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Fund was most underweight relative to the benchmark in Utilities and Health Care. In Health Care, the underweight was mostly in the large pharmaceuticals industry, which has been underperforming lately due to patent expirations and lack of reinvestment opportunities in new drug therapies. The Fund is overweight in the managed-care-provider industry, which was a boost to performance for the period. High valuations in the Utilities sector currently make this sector unattractive.

The Fund was also underweight relative to the benchmark in the Financials sector, the largest in both the Fund and the benchmark. This stance was a source of negative performance for the period, as was the Fund’s stock selection in the sector. The Fund continues to favor the insurance industry within Financials, and has no weighting in REITs, which make up a large part of the sector in the benchmark. The Fund’s underweight in REITs is because they appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes.

The slow-growth economy is making it more challenging to find investments with attractive growth prospects. While either a more powerful recovery or a significant market pullback could change this scenario, investors are currently finding it difficult to get paid for taking risk.

The Fund continues to focus on searching for companies it believes have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses, and, in the absence of such waivers, the performance quoted would be reduced.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | the GUGGENHEIM FUNDS annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2013

large cap value Fund

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/13

	1 Year	5 Year	10 Year
A-Class Shares	23.62%	8.29%	7.52%
A-Class Shares with sales charge†	17.74%	7.02%	6.89%
B-Class Shares	23.94%	8.44%	7.25%
B-Class Shares with CDSC‡	18.94%	8.14%	7.25%
C-Class Shares	22.73%	7.38%	6.66%
C-Class Shares with CDSC§	21.73%	7.38%	6.66%
Russell 1000 Value Index	22.30%	8.86%	7.99%
	Since Inception
	(06/07/13)
Institutional Class Shares	4.02%
Russell 1000 Value Index	2.17%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	4.8%
Wells Fargo & Co.	4.2%
American International Group, Inc.	3.3%
Chevron Corp.	3.3%
Time Warner, Inc.	3.0%
CVS Caremark Corp.	3.0%
URS Corp.	2.9%
Dow Chemical Co.	2.9%
Aetna, Inc.	2.9%
JPMorgan Chase & Co.	2.8%
Top Ten Total	33.1%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the GUGGENHEIM FUNDS annual report | 7

SCHEDULE OF INVESTMENTS	September 30, 2013
large cap Value fund

	Shares	Value

COMMON STOCKS† - 94.9%

Financials - 25.3%
Wells Fargo & Co.	55,840	$2,307,308
American International Group, Inc.	37,542	1,825,667
JPMorgan Chase & Co.	30,010	1,551,216
Allstate Corp.	24,955	1,261,475
Berkshire Hathaway, Inc. — Class A*	6	1,022,460
Aon plc	11,635	866,109
Reinsurance Group of America, Inc. — Class A	11,495	770,050
State Street Corp.	11,400	749,550
Bank of America Corp.	49,890	688,482
U.S. Bancorp	14,043	513,693
CME Group, Inc. — Class A	6,670	492,780
Franklin Resources, Inc.	8,700	439,785
Ocwen Financial Corp.*	7,570	422,179
Citigroup, Inc.	7,850	380,804
Home Loan Servicing Solutions Ltd.	15,400	338,954
NASDAQ OMX Group, Inc.	8,400	269,556
PNC Financial Services Group, Inc.	3,090	223,871
Total Financials		14,123,939
Energy - 17.6%
Chevron Corp.	14,905	1,810,958
Apache Corp.	14,997	1,276,844
Halliburton Co.	22,495	1,083,134
Whiting Petroleum Corp.*	18,095	1,082,985
Cameco Corp.	54,000	975,780
Phillips 66	12,755	737,494
Marathon Oil Corp.	19,200	669,696
Exxon Mobil Corp.	7,710	663,368
ConocoPhillips	7,275	505,685
Suncor Energy, Inc.	13,810	494,122
Superior Energy Services, Inc.*	11,070	277,193
Chesapeake Energy Corp.	7,886	204,090
Total Energy		9,781,349
Industrials - 11.8%
URS Corp.	30,330	1,630,238
Parker Hannifin Corp.	12,265	1,333,451
Republic Services, Inc. — Class A	39,900	1,331,064
United Technologies Corp.	11,420	1,231,304
Quanta Services, Inc.*	37,090	1,020,346
Total Industrials		6,546,403
Information Technology - 9.4%
Computer Sciences Corp.	29,525	1,527,625
Cisco Systems, Inc.	55,920	1,309,646
TE Connectivity Ltd.	25,140	1,301,749
Hewlett-Packard Co.	22,581	473,749
NetApp, Inc.	7,695	327,961
Global Payments, Inc.	5,067	258,822
Total Information Technology		5,199,552

Consumer Staples - 9.1%
CVS Caremark Corp.	28,940	1,642,346
Wal-Mart Stores, Inc.	16,745	1,238,460
Bunge Ltd.	13,040	989,866
Mondelez International, Inc. — Class A	25,230	792,726
Kraft Foods Group, Inc.	7,511	393,877
Total Consumer Staples		5,057,275
Health Care - 7.0%
Aetna, Inc.	24,760	1,585,135
UnitedHealth Group, Inc.	11,105	795,229
Teva Pharmaceutical Industries Ltd. ADR	15,155	572,557
Sanofi ADR	11,040	558,955
Covidien plc	5,935	361,679
Mallinckrodt plc*	805	35,492
Total Health Care		3,909,047
Consumer Discretionary - 6.9%
Time Warner, Inc.	25,365	1,669,271
Lowe’s Companies, Inc.	20,940	996,953
Harman International Industries, Inc.	8,420	557,657
DeVry, Inc.	15,450	472,152
Kohl’s Corp.	2,700	139,725
Total Consumer Discretionary		3,835,758
Materials - 4.6%
Dow Chemical Co.	41,620	1,598,208
Coeur Mining, Inc.*	57,700	695,285
Potash Corporation of Saskatchewan, Inc.	7,720	241,482
Total Materials		2,534,975
Utilities - 2.5%
Edison International	30,525	1,405,982
Telecommunication Services - 0.7%
Windstream Holdings, Inc.	46,141	369,128
Total Common Stocks
(Cost $40,855,029)		52,763,408
EXCHANGE TRADED FUNDS† - 1.3%
iShares Russell 1000 Value ETF	8,440	727,528
Total Exchange Traded Funds
(Cost $647,358)		727,528
SHORT TERM INVESTMENTS† - 4.8%
Dreyfus Treasury Prime Cash Management Fund	2,647,559	2,647,559
Total Short Term Investments
(Cost $2,647,559)		2,647,559
Total Investments - 101.0%
(Cost $44,149,946)		$56,138,495
Other Assets & Liabilities, net - (1.0)%		(561,319)
Total Net Assets - 100.0%		$55,577,176

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
ADR — American Depositary Receipt
plc — Public Limited Company

8 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements .

large cap Value fund

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2013

Assets:
Investments, at value
(cost $44,149,946)	$56,138,495
Prepaid expenses	30,752
Receivables:
Dividends	84,342
Investment advisor	21,110
Fund shares sold	12,018
Total assets	56,286,717
Liabilities:
Overdraft due to custodian bank	13,855
Payable for:
Securities purchased	560,442
Fund shares redeemed	38,501
Management fees	29,763
Distribution and service fees	12,477
Transfer agent/maintenance fees	12,144
Fund accounting/administration fees	4,350
Directors’ fees*	1,046
Miscellaneous	36,963
Total liabilities	709,541
Net assets	$55,577,176
Net assets consist of:
Paid in capital	$51,634,375
Undistributed net investment income	414,301
Accumulated net realized loss on investments	(8,460,049)
Net unrealized appreciation on investments	11,988,549
Net assets	$55,577,176
A-Class:
Net assets	$47,306,774
Capital shares outstanding	1,235,729
Net asset value per share	$38.28
Maximum offering price per share
(Net asset value divided by 95.25%)	$40.19
B-Class:
Net assets	$1,945,604
Capital shares outstanding	55,061
Net asset value per share	$35.34
C-Class:
Net assets	$3,493,675
Capital shares outstanding	97,435
Net asset value per share	$35.86
Institutional Class:
Net assets	$2,831,123
Capital shares outstanding	73,889
Net asset value per share	$38.32

STATEMENT OF
OPERATIONS

Year Ended September 30, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,976)	$1,022,749
Interest	137
Other income	26
Total investment income	1,022,912

Expenses:
Management fees	336,662
Transfer agent/maintenance fees:
A-Class	95,320
B-Class	14,825
C-Class	11,511
Institutional Class	39
Distribution and service fees:
A-Class	115,545
C-Class	26,579
Fund accounting/administration fees	49,204
Printing expenses	58,643
Registration fees	50,497
Custodian fees	6,339
Directors’ fees*	5,435
Miscellaneous	27,180
Total expenses	797,779
Less:
Expenses waived/reimbursed by Advisor	(189,178)
Net expenses	608,601
Net investment income	414,311

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,855,722
Net realized gain	5,855,722
Net change in unrealized appreciation (depreciation) on:
Investments	4,740,834
Net change in unrealized appreciation (depreciation)	4,740,834
Net realized and unrealized gain	10,596,556
Net increase in net assets resulting from operations	$11,010,867

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements .	the GUGGENHEIM FUNDS annual report | 9

large cap Value fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$414,311	$410,967
Net realized gain on investments	5,855,722	743,180
Net change in unrealized appreciation (depreciation) on investments	4,740,834	10,770,887
Net increase in net assets resulting from operations	11,010,867	11,925,034

Distributions to shareholders from:
Net investment income
A-Class	(378,277)	(251,554)
B-Class	(26,337)	(26,960)
C-Class	(6,353)	—
Total distributions to shareholders	(410,967)	(278,514)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,972,222	7,559,026
B-Class	382,680	68,184
C-Class	2,021,529	323,597
Institutional Class	2,198,427 *	—
Distributions reinvested
A-Class	364,307	240,550
B-Class	26,251	26,940
C-Class	6,329	—
Cost of shares redeemed
A-Class	(17,227,823)	(18,134,618)
B-Class	(1,086,876)	(1,198,006)
C-Class	(1,278,271)	(607,875)
Institutional Class	(56,720)*	—
Net decrease from capital share transactions	(677,945)	(11,722,202)
Net increase (decrease) in net assets	9,921,955	(75,682)

Net assets:
Beginning of year	45,655,221	45,730,903
End of year	$55,577,176	$45,655,221
Undistributed net investment income at end of year	$414,301	$410,957

Capital share activity:
Shares sold
A-Class	395,711	263,961
B-Class	11,387	2,685
C-Class	59,294	11,968
Institutional Class	75,389 *	—
Shares issued from reinvestment of distributions
A-Class	11,707	8,936
B-Class	916	1,085
C-Class	216	—
Shares redeemed
A-Class	(489,224)	(624,917)
B-Class	(34,294)	(44,597)
C-Class	(39,102)	(22,167)
Institutional Class	(1,500)*	—
Net decrease in shares	(9,500)	(403,046)

* Since commencement of operations: June 7, 2013.

10 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements .

large cap Value fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2013	2012	2011 [g]	2010 [g]	2009 [g]
Per Share Data
Net asset value, beginning of period	$31.25	$24.58	$26.08	$24.92	$26.88
Income (loss) from investment operations:
Net investment income[a]	.29	.25	.16	.12	.20
Net gain (loss) on investments (realized and unrealized)	7.03	6.58	(1.54)	1.24	(1.80)
Total from investment operations	7.32	6.83	(1.38)	1.36	(1.60)
Less distributions from:
Net investment income	(.29)	(.16)	(.12)	(.20)	(.20)
Net realized gains	—	—	—	—	(.16)
Total distributions	(.29)	(.16)	(.12)	(.20)	(.36)
Net asset value, end of period	$38.28	$31.25	$24.58	$26.08	$24.92

Total Return[b]	23.62%	27.90%	(5.38%)	5.46%	(5.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,307	$41,173	$41,036	$47,718	$38,008
Ratios to average net assets:
Net investment income	0.82%	0.86%	0.56%	0.46%	0.88%
Total expenses[c]	1.48%	1.65%	1.52%	1.59%	1.70%
Net expenses[d]	1.15%	1.18%	1.15%	1.18%	1.25%
Portfolio turnover rate	43%	16%	26%	29%	25%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2013[f]	2012[f]	2011[f,g]	2010[f,g]	2009[f,g]
Per Share Data
Net asset value, beginning of period	$28.89	$22.75	$24.16	$23.12	$25.16
Income (loss) from investment operations:
Net investment income[a]	.34	.29	.21	.16	.24
Net gain (loss) on investments (realized and unrealized)	6.49	6.09	(1.46)	1.16	(1.84)
Total from investment operations	6.83	6.38	(1.25)	1.32	(1.60)
Less distributions from:
Net investment income	(.38)	(.24)	(.16)	(.28)	(.28)
Net realized gains	—	—	—	—	(.16)
Total distributions	(.38)	(.24)	(.16)	(.28)	(.44)
Net asset value, end of period	$35.34	$28.89	$22.75	$24.16	$23.12

Total Return[b]	23.94%	28.23%	(5.22%)	5.78%	(5.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,946	$2,226	$2,682	$4,132	$4,802
Ratios to average net assets:
Net investment income	1.07%	1.10%	0.78%	0.68%	1.16%
Total expenses[c]	1.74%	1.93%	1.29%	1.33%	1.47%
Net expenses[d]	0.90%	0.93%	0.90%	0.94%	1.00%
Portfolio turnover rate	43%	16%	26%	29%	25%

See Notes to Financial Statements .	the GUGGENHEIM FUNDS annual report | 11

large cap Value fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2013	2012	2011[g]	2010[g]	2009[g]
Per Share Data
Net asset value, beginning of period	$29.30	$23.08	$24.60	$23.48	$25.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.03	(.05)	(.08)	.04
Net gain (loss) on investments (realized and unrealized)	6.62	6.19	(1.47)	1.20	(1.80)
Total from investment operations	6.64	6.22	(1.52)	1.12	(1.76)
Less distributions from:
Net investment income	(.08)	—	—	—	—
Net realized gains	—	—	—	—	(.16)
Total distributions	(.08)	—	—	—	(.16)
Net asset value, end of period	$35.86	$29.30	$23.08	$24.60	$23.48

Total Return[b]	22.73%	26.95%	(6.18%)	4.77%	(6.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,494	$2,257	$2,013	$2,493	$3,128
Ratios to average net assets:
Net investment income (loss)	0.08%	0.12%	(0.20%)	(0.31%)	0.14%
Total expenses[c]	2.47%	2.45%	2.27%	2.33%	2.46%
Net expenses[d]	1.90%	1.93%	1.90%	1.94%	2.00%
Portfolio turnover rate	43%	16%	26%	29%	25%

Period Ended
September 30,
Institutional Class	2013[e]
Per Share Data
Net asset value, beginning of period	$36.84
Income (loss) from investment operations:
Net investment income[a]	.13
Net gain on investments (realized and unrealized)	1.35
Total from investment operations	1.48
Net asset value, end of period	$38.32

Total Return[b]	4.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,831
Ratios to average net assets:
Net investment income	1.12%
Total expenses[c]	1.12%
Net expenses[d]	0.89%
Portfolio turnover rate	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the year.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: June 7, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire fiscal year of the Fund, not since commencement of operations for the class.
[f]	Effective August 1, 2007, B-Class shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limits.
[g]	Reverse share split—Per share amounts for the years ended September 30, 2009 and September 30, 2010 and the period October 1, 2010 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

12 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements .

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

Security Large Cap Value Fund (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified open-ended management investment company. The Trust is authorized to issue an unlimited number of shares.

The Trust offers four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted, except for transfers of B-Class shares between affiliated Guggenheim funds. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At September 30, 2013, the Trust consisted of the Large Cap Value Fund (the “Fund”).

Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Fund. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Fund. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter to the Fund. GI, RFS and GDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Fund’s securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Open-end investment companies are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS (continued)

C. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees relating to A-Class shares, B-Class shares and C-Class shares and transfer agent fees related to each class, are charged directly to specific classes. In addition, other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2013, there were no earnings credits received.

F. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Fees and other transactions with affiliates

Management fees are paid monthly to GI, based on the following rate:

Management Fees (as
a % of net assets)
Large Cap Value Fund	0.65%

GI also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, GI receives the following:

Administrative Fees
(as a % of net assets)
Large Cap Value Fund	0.095%
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS is paid the following for providing transfer agent services to the Fund. Effective February 1, 2012, the transfer agent fees are assessed to the applicable Class of the Fund in which they were incurred. Prior to February 1, 2012, transfer agent fees were aggregated by the Fund and allocated based on the daily net assets of each Class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under U.S. GAAP). The limits are listed below:

		Contract
	Limit	End Date
Large Cap Value Fund – A-Class	1.15%	02/01/14
Large Cap Value Fund – B-Class	1.90%	02/01/14
Large Cap Value Fund – C-Class	1.90%	02/01/14
Large Cap Value Fund – Institutional Class	0.90%	07/01/14

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2013, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Fees Waived	Expires In
Large Cap Value Fund	$189,178	2016
	243,289	2015
	204,153	2014
	$636,620

For the year ended September 30, 2013, no amounts were recouped by GI.

The Fund has adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of A-Class shares and 1.00% of the average daily net assets of B-Class and C-Class shares. Effective August 1, 2007, the Large Cap Value Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

During the year ended September 30, 2013, GDL retained sales charges of $12,868 relating to sales of A-Class shares of the Fund.

Certain officers and directors of the Trust are also officers of GI, RFS and GDL.

At September 30, 2013, GI and its subsidiaries owned over twenty-three percent of the outstanding shares of the Fund.

3.	Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Fund’s net assets at September 30, 2013:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Large Cap Value Fund	$56,138,495	$—	$—	$56,138,495

For the year ended September 30, 2013, there were no transfers between levels.

4.	Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. A fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds will be seen on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2013, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Large Cap Value Fund	$410,967	$—	$410,967

The tax character of distributions paid during the year ended September 30, 2012, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Large Cap Value Fund	$278,514	$—	$278,514

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2013, was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
Large Cap Value Fund	$414,301	$—	$(8,257,562)	$11,786,062	$3,942,801

* The Fund had net capital loss carryovers as identified elsewhere in the Notes to the Financial Statements.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended September 30, 2013, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss	Capital Loss					Remaining
	Carryovers	Carryovers	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	Expired	2017	2018	Short Term	Long Term	Carryforward
Large Cap Value Fund	$(5,688,327)	$—	$—	$(8,257,562)	$—	$—	$(8,257,562)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differences between book and tax treatment of corporate actions and losses deferred due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid-In Capital	Income	Gain/(Loss)
Large Cap Value Fund	$(2)	$—	$2

At September 30, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
Large Cap Value Fund	$44,352,433	$13,235,283	$(1,449,221)	$11,786,062

5.	Securities Transactions

For the year ended September 30, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Large Cap Value Fund	$21,417,459	$22,617,673

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Security Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Security Large Cap Value Fund (the “Fund”) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Security Large Cap Value Fund at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

November 27, 2013

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2013, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Large Cap Value Fund	100%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Large Cap Value Fund	100%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

OTHER INFORMATION (Unaudited) (continued)

Board Considerations Regarding Approval of Investment Advisory Agreement

Security Large Cap Value Fund (the “Company”) was organized as a Kansas corporation on February 2, 1944 and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is authorized to issue an unlimited number of shares and currently offers four separate classes of shares of its series, Large Cap Value Fund (the “Fund”): A-Class shares, B-Class shares, C-Class shares and Institutional Class shares.1 Security Investors, LLC, also known as Guggenheim Investments, (“Security Investors” or the “Investment Manager”), serves as the Fund’s investment manager pursuant to an investment management agreement between the Company and Security Investors. Under the supervision of the Company’s Board of Directors (the “Board” and the members of the Board individually, the “Directors”), Security Investors regularly provides the Fund with investment research, advice and supervision, continuously furnishes an investment program and arranges for the purchase and sale of securities and other investments for the Fund’s portfolio.

On September 20, 2011, Guggenheim Capital, LLC (“Guggenheim Capital”) agreed to purchase Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Investment Manager and certain affiliated businesses (the “Transaction”). Guggenheim Capital’s subsidiary, Guggenheim Partners, LLC (referred to herein with its affiliates and subsidiaries as “Guggenheim”), is a global, independent, privately-held, diversified financial services firm. The Transaction did not result in any material changes to the day-to-day management and operation of the Funds or any increase in fees. In anticipation of the change in corporate ownership structure of the Investment Manager in connection with the Transaction, the Board, including the Directors who are not “interested persons,” as defined by the 1940 Act, of the Company (the “Independent Directors”), met on August 16, 2011 to approve a new investment management between the Company and Security Investors for an initial term of two years, subject to shareholder approval. This approval was necessary because, under the 1940 Act, the Transaction could result in the termination of the Fund’s investment management agreement with the Investment Manager. At a special meeting of shareholders held on December 13, 2011, the Fund’s shareholders approved the new investment management agreement, which became effective March 1, 2012 (the “Investment Management Agreement”), immediately following the close of the Transaction on February 29, 2012. Thus, the Investment Management Agreement would not expire (absent action by the Board and the Independent Directors) until March 2014. However, in order to align the consideration of the Investment Management Agreement with the consideration of other investment advisory agreements for registered investment companies for which Guggenheim Investments serves as investment adviser (collectively, “Guggenheim Funds”) on a consistent contract review schedule with greater uniformity throughout the Guggenheim organization, the Directors determined to consider the continuance of the Investment Management Agreement at the June 4, 2013 Board meeting.

Accordingly, at meetings held in person on May 6, 2013 (the “May Meeting”) and on June 4, 2013 (the “June Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Directors, met independently of Fund management to consider the renewal of the Investment Management Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Directors (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Directors related to such consideration. The Committee took into account various materials received from the Investment Manager, Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel and the Committee Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Investment Manager provided information in response to a request for certain additional information following the May Meeting.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Among other things, the Investment Manager provided organizational presentations, staffing reports and biographies of those key personnel of the Investment Manager providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Investment Manager, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Investment Manager in connection with the Investment Management Agreement and information about the compliance and risk management programs of the Investment Manager.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of the Investment Management Agreement for an additional one year term.

Nature, Extent and Quality of Services Provided by the Investment Manager: With respect to the nature, extent and quality of services currently provided by the Investment Manager, the Committee noted its various discussions with management concerning the experience and qualifications of the Investment Manager’s personnel responsible for services provided to the Fund, including those personnel providing compliance oversight. In this connection, the Committee also considered the information provided by management describing the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Fund, as well as management’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Investment Manager. The Independent Directors also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Investment Manager, the Committee considered the Investment Manager’s role in monitoring and coordinating compliance responsibilities with the fund administration agent, transfer agent, distributor, custodians and other service providers to the Fund.

Further with respect to the Investment Manager’s resources and its ability to carry out its responsibilities under the Investment Management Agreement, the Committee considered its review of the Investment Manager’s balance sheet and income statement, as well as its discussions with the Investment Manager’s Chief Financial Officer.

The Committee also considered the acceptability of the terms of the Investment Management Agreement. Based on the foregoing, and based on other information received (both oral and written) at the May Meeting and at the June Meeting, as well as other considerations, the Committee concluded that the Investment Manager and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Committee received the Fund’s investment returns for the three-month, one-year, three-year and five-year periods ended December 31, 2012. In addition, the Committee received a comparison of the Fund’s performance to the performance of a peer group and a broader universe of funds identified by FUSE. The Committee considered a description of the methodology employed by FUSE for identifying the Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate performance over a full market cycle, the Committee focused its attention on three- and five-year performance rankings as compared to the universe of funds identified by FUSE. In this connection, the Committee considered that although the Fund’s performance for Class A shares was below median (ranking in the 68th and 61st percentiles for the three-year and five-year periods, respectively), the portfolio had been managed consistent with the Fund’s investment strategy and that, given the market conditions and the Fund’s investment strategy, the Fund performed within a reasonable range of expectations.

In light of all of the foregoing, the Committee determined that the Fund’s performance was acceptable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited) (concluded)

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee and total net expense ratio to the peer group and compared the Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee noted that both the Fund’s average contractual advisory fee and asset weighted total net expense ratio were below the peer group medians and ranked in the 24% and 8% percentile, respectively.

The Committee also compared the Fund’s advisory fee with the advisory fee charged by the Investment Manager to another fund, SBL Series B (Large Cap Value) (“Series B”) with a similar investment objective and strategies, noting that the Investment Manager charges Series B a lower advisory fee than the Fund. In this connection, the Committee took into account management’s explanation that scope of services provided to an institutional account such as Series B is limited as compared to a mutual fund, such as the Fund. The Committee also considered differences in the types and number of investors in Series B as compared to the Fund, noting that institutional accounts generally have only a limited number of shareholders investing large sums of capital, while mutual funds gather assets from a vast number of individuals who have limited balances to invest. In addition to the foregoing, the Committee also considered other factors in assessing the difference in advisory fees as between Series B and the Fund, including regulation and legal structure, tax status and redemption rights.

With respect to the costs of services provided and profits realized by the Investment Manager from its relationship with the Fund, the Committee reviewed information regarding the revenue the Investment Manager received under the Investment Management Agreement with respect to the Fund, as well as the estimated allocated direct and indirect costs the Investment Manager incurred in providing services to the Fund, the Fund’s average assets for 2012 and assets as of December 31, 2012 and the Investment Manager’s pre-tax operating margin with respect to the Fund.

The Committee considered other benefits available to the Investment Manager because of its relationship with the Fund and noted that Security Investors may be deemed to benefit from arrangements whereby the Investment Manager and its affiliate, Rydex Fund Services, LLC, provide accounting and administration services and transfer agency services, respectively to certain Guggenheim Funds. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted the Investment Manager’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided, the Committee determined that the Investment Manager’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee considered management’s view that although Guggenheim may be realizing economies of scale and efficiencies due to its growth in general, it is concurrently realizing new costs and expenses associated with this expansion of its services and continues to add resources required to develop its infrastructure. In addition, the Committee considered the size of the Fund and the competitiveness of the current advisory fee for the Fund.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Investment Management Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. The Committee, constituting all of the Independent Directors, recommended the renewal of the Investment Management Agreement for an additional annual term.

[1]	The Company previously offered shares in two separate series, Large Cap Value Fund and Large Cap Value Institutional Fund (the “Institutional Fund”). At a meeting held on April 24, 2013, shareholders of the Institutional Fund approved a Plan of Liquidation whereby the Institutional Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record, with an anticipated liquidation date of June 12, 2013. As of June 7, 2013, Large Cap Value Fund offers Institutional Class shares to eligible investors.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS

All Directors and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Name
(Date of Birth)	Principal Occupations	Other Directorships
Year Elected***	During Past Five Years	Held by Director

Donald A. Chubb, Jr.**	Current: Business broker and manager of	None
(12-14-46)	commercial real estate, Griffith & Blair, Inc.
1994	Realtors

Harry W. Craig, Jr.**	Current: Chairman, CEO, & Director, The Craig	None
(05-11-39)	Group, Inc.; Managing Member of Craig Family
2004	Investments, LLC. Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, Martin Tractor Company

Jerry B. Farley**	Current: President, Washburn University	Director, Westar Energy, Inc.
(09-20-46)
2005

Penny A. Lumpkin**	Current: Partner, Vivian’s Gift Shop (Corporate	None
(08-20-39)	Retail); Vice President, Palmer Companies, Inc.
1993	(Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius**	Retired. Formerly, President and Chief Executive	None
(12-18-43)	Officer, Stormont-Vail HealthCare until 2012.
1998

Donald C. Cacciapaglia*	Current: Guggenheim Investments: President and	None
(07-01-51)	Chief Administrative Officer from February 2010
2012 (President)	to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010

*	This Director is deemed to be an “interested person” of the Fund under the 1940 Act, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the Fund.

**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Fund.

***	Each Director oversees 31 portfolios in the fund complex (211 funds are overseen by Mr. Cacciapaglia) and serves until the next annual meeting, or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)

OFFICERS*

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC)

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) (2004–2009).

Nikolaos Bonos (05-30-63) Treasurer - 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.)

Joseph M. Arruda (09-05-66) Assistant Treasurer – 2010

Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010)

Amy J. Lee (06-05-61) Vice-President – 2007 Secretary - 1987

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC, Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC (f/k/a Rydex Distributors LLC) and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2.	Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $14,718 in 2012 and $16,400 in 2013.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $35,000 in 2012 and $35,000 in 2013, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,243 in 2012 and $6,400 in 2013. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $40,243 in 2012 and $41,400 in 2013.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Security Large Cap Value Fund

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	December 6, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date	December 6, 2013

* Print the name and title of each signing officer under his or her signature.